UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2023

Prelude Therapeutics Incorporated

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39527	81-1384762
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Powder Mill Road Wilmington, Delaware		19803
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (302) 467-1280

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRLD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On March 15, 2023, Prelude Therapeutics Incorporated (the "Company") issued a press release announcing its financial results for the year ended December 31, 2022. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 7.01 Regulation FD Disclosure

The Company has prepared investor presentation materials with information about the Company, which it intends to use as part of investor presentations. A copy of the investor presentation materials to be used by management for presentations is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events

The Company announced a clinical trial collaboration with BeiGene, for future evaluation of the Company's CDK9 inhibitor, PRT2527, in combination with BeiGene's BTK inhibitor, zanubrutinib, in hematologic malignancies. A copy of the press release is attached as Exhibit 99.3 to this report.

The information in this Current Report on Form 8-K and in Exhibits 99.1, 99.2, and 99.3 attached hereto is being furnished, but shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release issued by Prelude Therapeutics Incorporated regarding its financial results for the year ended December 31, 2022, dated March 15, 2023
99.2	Presentation
99.3	Press release issued by Prelude Therapeutics Incorporated regarding clinical trial collaboration
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRELUDE THERAPEUTICS INCORPORATED

Date: March 15, 2023	By:	/s/ Laurent Chardonnet
Laurent Chardonnet
Chief Financial Officer